Waddell & Reed Advisors
                    Vanguard
                    Fund, Inc.

                    Semiannual
                    Report
                    --------------
                    March 31, 2001

CONTENTS

         3     President's Letter

         5     Performance Summary

         7     Portfolio Highlights

         8     Investments

        11     Statement of Assets and Liabilities

        12     Statement of Operations

        13     Statement of Changes in Net Assets

        14     Financial Highlights

        18     Notes to Financial Statements

        24     Independent Auditors' Report

        26     Directors & Officers














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Vanguard Fund, Inc. current prospectus and current Fund performance information.

PRESIDENT'S LETTER OF VANGUARD FUND
March 31, 2001


Dear Shareholder,


We are pleased to share with you this report on your Fund's operations for the six months ended March 31, 2001.

The last six months brought a difficult environment for the stock markets and for the economy as a whole. Corporate earnings reports continued to fall short of expectations during both the fourth quarter of 2000 and the first quarter of 2001. Consumer confidence waned as energy prices rose and the stock markets tumbled. The technology sector continued to experience falling stock prices, with more traditional sectors such as financial services, health care and energy soon following suit as the declining market seemed to have an effect across the board.

In an effort to halt the downward trend, and to attempt to stave off a perceived recession, the Federal Reserve cut interest rates three times during the six-month period, including twice in January, for a total of 1.5 percentage points. Despite this action, the markets and the economy had not yet reversed their mostly negative course as of March 31. Nonetheless, most economists forecast further interest rate cuts during the balance of 2001, and Congress is contemplating a tax-cut package that could help improve the economic outlook as the year progresses.

For the last six months, the technology-heavy Nasdaq Industrial Index was down
39.9 percent. The other two major indexes also suffered, although not quite as much, as the S&P 500 declined 18.7 percent and the Dow Jones Industrial Average declined 6.2 percent.

By contrast, bonds have done fairly well during the last six months, as evidenced by the Salomon Brothers Broad Investment Grade Index increasing 7.4 percent for the period. It appears that a combination of the slowing economy, a declining stock market and falling interest rates has helped bond performance over the last six months.

Going forward, we believe it is essential for investors to maintain a long-term perspective and to maintain a diversified portfolio. Short-term downturns often create excellent buying opportunities, as well as opportunities to further diversify holdings. We believe that it remains important for all investors to review their investment asset allocation on a regular basis to ensure that it continues to adhere to individual risk tolerance and is adaptable to market changes.

Essentially, this country has experienced a decade of economic expansion.
Market volatility during the last six months has suggested that we may now be entering a recession, although there is no current consensus among economists and analysts. We believe that the best way to approach a fluctuating market is to develop a personal financial plan. From our experience, those who adhere to a structured and consistent investment program remain well positioned to take advantage of opportunities, including those presented by the market's occasional downdrafts.

Remember, a plan that is appropriate for you is appropriate regardless of inevitable market changes. You have a partnership with your Waddell & Reed financial advisor, and that partnership is built upon a customized program based on your specific needs. Focusing on that plan, despite market fluctuations, could be your key to a sound financial future. Thank you for your ongoing commitment and support.

Respectfully,

Robert L. Hechler
President

SHAREHOLDER SUMMARY OF VANGUARD FUND
--------------------------------------------------------------
Vanguard Fund

                                GOAL:   To seek the appreciation of capital.

Strategy
Invests primarily in a diversified portfolio of common stocks issued by large to medium sized U.S. and foreign companies believed to have appreciation possibilities. Invests typically in growth stocks, but also invests in value stocks to provide a blend of value and growth potential. Value stocks are those currently selling below their true worth while growth stocks are those whose earnings are likely to grow faster than the economy.

Founded
1969

Scheduled Dividend Frequency
Semiannually (June and December)

Performance Summary -- Class A Shares
          Per Share Data
For the Six Months Ended March 31, 2001
---------------------------------------
Capital gains distribution      $1.77
                                =====

Net asset value on
   3-31-01  $8.15 adjusted to: $ 9.92(A)
   9-30-00                      14.17
                               ------
Change per share               $(4.25)
                               ======

(A)This number includes the capital gains distribution of $1.77 paid in December 2000 added to the actual net asset value on March 31, 2001.


   Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF VANGUARD FUND
--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    -----------------------*
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 3-31-01    -38.36%      -34.60%         -37.59%       -35.38%
 5-year period
  ended 3-31-01     11.83%       13.16%           ---           ---
10-year period
  ended 3-31-01     12.04%       12.71%           ---           ---
Since inception
  of Class (F)       ---          ---            -4.43%        -2.34%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period            Class C(B)  Class Y(C)
------            ----------  ----------
1-year period
  ended 3-31-01    -35.38%      -34.48%
 5-year period
  ended 3-31-01      ---         13.38%
10-year period
  ended 3-31-01      ---          ---
Since inception
  of Class (D)      -2.34%       11.64%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-4-99 for Class C shares and 9-8-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF VANGUARD FUND
--------------------------------------------------------------
Portfolio Highlights

On March 31, 2001, Waddell & Reed Advisors Vanguard Fund, Inc. had net assets totaling $2,032,641,822 invested in a diversified portfolio of:

   99.38%   Common Stocks
    0.62%   Cash and Cash Equivalents

As a shareholder of Waddell & Reed Advisors Vanguard Fund, Inc., for every $100 you had invested on March 31, 2001, your Fund owned:

 $46.49  Manufacturing Stocks
  21.23  Wholesale and Retail Trade Stocks
  16.70  Finance, Insurance and Real Estate Stocks
  10.75  Services Stocks
   4.21  Transportation, Communication, Electric
           and Sanitary Services Stocks
   0.62  Cash and Cash Equivalents

THE INVESTMENTS OF VANGUARD FUND
March 31, 2001

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 1.21%
 Payless ShoeSource, Inc.*  ..............   395,600  $ 24,626,100
                                                     -------------

Building Materials and Garden Supplies - 1.56%
 Home Depot, Inc. (The)  .................   733,400     31,609,540
                                                     -------------

Business Services - 10.29%
 AOL Time Warner Inc.*  ..................   552,450     22,180,867
 First Data Corporation  .................   529,600     31,622,416
 Microsoft Corporation*  ................. 1,264,400     69,107,362
 Oracle Corporation*  .................... 3,132,700     46,912,183
 Rational Software Corporation*  ......... 1,767,400     31,316,119
 Veritas Software Corp.*  ................   175,100      8,095,748
                                                     -------------
                                                        209,234,695
                                                     -------------

Chemicals and Allied Products - 24.22%
 Bristol-Myers Squibb Company  ...........   684,800     40,677,120
 Forest Laboratories, Inc.*  ............. 1,355,400     80,293,896
 Merck & Co., Inc.  ......................   899,300     68,256,870
 Pfizer Inc.  ............................ 3,455,725    141,511,939
 Pharmacia Corporation  ..................   533,800     26,887,506
 Praxair, Inc.  ..........................   512,400     22,878,660
 Schering-Plough Corporation  ............   859,600     31,401,188
 Smith International, Inc.*  ............. 1,146,300     80,470,260
                                                     -------------
                                                        492,377,439
                                                     -------------

Communication - 1.35%
 Qwest Communications
   International Inc.* ...................   352,800     12,365,640
 Worldcom, Inc.*  ........................   813,400     15,174,994
                                                     -------------
                                                         27,540,634
                                                     -------------

Depository Institutions - 5.01%
 Bank of America Corporation  ............   580,200     31,765,950
 Citigroup Inc.  .........................   712,500     32,048,250
 U.S. Bancorp  ...........................   702,200     16,291,040
 Wells Fargo & Company  ..................   439,500     21,742,065
                                                     -------------
                                                       101,847,305
                                                     -------------


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF VANGUARD FUND
March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 8.92%
 Agere Systems Inc.*  ....................   948,500  $  5,861,730
 Analog Devices, Inc.*  ..................   727,800     26,375,472
 ASM Lithography Holding NV*  ............ 1,081,200     23,482,313
 Integrated Device Technology, Inc.*  ....   123,500      3,656,835
 Jabil Circuit, Inc.*  ...................   616,100     13,320,082
 Linear Technology Corporation  ..........   485,600     19,924,775
 Maxim Integrated Products, Inc.*  .......   457,000     19,008,915
 McData Corporation, Class A*  ...........    81,983      1,542,305
 McData Corporation, Class B*  ...........   458,800     10,394,687
 Texas Instruments Incorporated  .........   757,100     23,454,958
 Xilinx, Inc.*  ..........................   975,100     34,219,916
                                                     -------------
                                                        181,241,988
                                                     -------------

General Merchandise Stores - 7.73%
 Dollar General Corporation  .............   133,200      2,722,608
 Kohl's Corporation*  .................... 1,569,500     96,822,455
 Target Corporation  ..................... 1,042,800     37,624,224
 Wal-Mart Stores, Inc.  ..................   394,000     19,897,000
                                                     -------------
                                                        157,066,287
                                                     -------------

Hotels and Other Lodging Places - 0.46%
 MGM MIRAGE*  ............................   370,600      9,302,060
                                                     -------------

Industrial Machinery and Equipment - 5.21%
 Applied Materials, Inc.*  ...............   546,400     23,785,475
 Cisco Systems, Inc.*  ................... 1,788,500     28,224,766
 EMC Corporation*  ....................... 1,187,700     34,918,380
 Novellus Systems, Inc.*  ................   469,700     19,066,884
                                                     -------------
                                                        105,995,505
                                                     -------------

Instruments and Related Products - 2.58%
 KLA-Tencor Corporation*  ................   247,700      9,745,447
 Medtronic, Inc.  ........................   599,000     27,398,260
 Microchip Technology Incorporated*  .....   607,400     15,355,831
                                                     -------------
                                                         52,499,538
                                                     -------------

Miscellaneous Retail  - 0.37%
 Staples, Inc.*  .........................   501,600     7,445,625
                                                     -------------


                See Notes to Schedule of Investments on page 10.

THE INVESTMENTS OF VANGUARD FUND
March 31, 2001

                                              Shares        Value

COMMON STOCKS (Continued)
Nondepository Institutions - 8.24%
 Countrywide Credit Industries, Inc.  ....     6,900   $    340,515
 Fannie Mae  .............................   902,100     71,807,160
 Freddie Mac  ............................ 1,088,500     70,567,455
 Morgan Stanley Dean Witter & Co.  .......   464,800    24,866,800
                                                     -------------
                                                        167,581,930
                                                     -------------

Security and Commodity Brokers - 3.45%
 Goldman Sachs Group, Inc. (The)  ........   824,900     70,198,990
                                                     -------------

Transportation Equipment - 5.56%
 Gentex Corporation*  ....................   306,200      7,071,306
 Harley-Davidson, Inc.  .................. 2,712,400    102,935,580
 Superior Industries International, Inc.      85,600      2,959,192
                                                     -------------
                                                        112,966,078
                                                     -------------

Water Transportation - 2.86%
 Carnival Corporation  ................... 2,097,600     58,040,592
                                                     -------------

Wholesale Trade - Nondurable Goods - 10.36%
 Philip Morris Companies Inc.  ........... 4,438,200    210,592,590
                                                     -------------

TOTAL COMMON STOCKS - 99.38%                         $2,020,166,896
 (Cost: $1,725,880,576)

TOTAL SHORT-TERM SECURITIES - 0.37%                      $7,438,916
 (Cost: $7,438,916)

TOTAL INVESTMENT SECURITIES - 99.75%                 $2,027,605,812
 (Cost: $1,733,319,492)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.25%        5,036,010

NET ASSETS - 100.00%                                 $2,032,641,822


                See Notes to Schedule of Investments on page 10.

VANGUARD FUND
March 31, 2001


Notes to Schedule of Investments
  *No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

  See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
VANGUARD FUND
March 31, 2001
(In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities -- at value
   (Notes 1 and 3) .................................     $2,027,606
 Receivables:
   Investment securities sold.......................         14,798
   Dividends and interest ..........................          2,823
   Fund shares sold ................................          2,122
 Prepaid insurance premium  ........................             38
                                                         ----------
    Total assets  ..................................      2,047,387
LIABILITIES                                              ----------
 Payable for investment securities purchased .......          8,667
 Payable to Fund shareholders  .....................          5,149
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................            362
 Accrued service fee (Note 2)  .....................            336
 Accrued distribution fee (Note 2)  ................             82
 Accrued management fee (Note 2)  ..................             75
 Accrued accounting services fee (Note 2)  .........             10
 Other  ............................................             64
                                                         ----------
    Total liabilities  .............................         14,745
                                                         ----------
      Total net assets .............................     $2,032,642
NET ASSETS                                               ==========
 $1.00 par value capital stock
   Capital stock ...................................     $  249,608
   Additional paid-in capital ......................      1,530,013
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss ...         (3,229)
   Accumulated undistributed net realized loss on
    investment transactions  .......................        (38,036)
   Net unrealized appreciation in value of
    investments  ...................................        294,286
    Net assets applicable to outstanding                 ----------
      units of capital .............................     $2,032,642
                                                         ==========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................          $8.15
 Class B ...........................................          $7.99
 Class C ...........................................          $7.99
 Class Y  ..........................................          $8.20
Capital shares outstanding
 Class A  ..........................................        242,581
 Class B ...........................................          4,586
 Class C ...........................................            801
 Class Y  ..........................................          1,640
Capital shares authorized ..........................        600,000
                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
VANGUARD FUND
For the Six Months Ended March 31, 2001
(In Thousands)
INVESTMENT LOSS
 Income (Note 1B):
   Dividends (net of foreign withholding taxes of $5)  $     8,915
   Interest and amortization .......................         2,178
                                                        ----------
    Total income  ..................................        11,093
                                                        ----------
 Expenses (Note 2):
   Investment management fee .......................         8,465
   Service fee:
    Class A ........................................         2,906
    Class B ........................................            51
    Class C ........................................             9
   Transfer agency and dividend disbursing:
    Class A ........................................         2,001
    Class B ........................................           115
    Class C ........................................            21
   Distribution fee:
    Class A ........................................           260
    Class B ........................................           154
    Class C ........................................            28
   Custodian fees ..................................            63
   Accounting services fee .........................            59
   Shareholder servicing - Class Y .................            13
   Legal fees ......................................            10
   Audit fees ......................................            10
   Other ...........................................           152
                                                        ----------
    Total expenses  ................................        14,317
                                                        ----------
      Net investment loss ..........................        (3,224)
                                                        ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTES 1 AND 3)
 Realized net gain on securities  ..................        13,510
 Realized net gain on call options written  ........         2,681
                                                        ----------
   Realized net gain on investments                         16,191
 Unrealized depreciation in value of investments
   during the period ...............................    (1,014,602)
                                                        ----------
   Net loss on investments .........................      (998,411)
                                                        ----------
    Net decrease in net assets resulting
       from operations  ............................   $(1,001,635)
                                                        ==========
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
VANGUARD FUND
(In Thousands)

                                       For the six   For the fiscal
                                        months ended   year ended
                                          March 31,   September 30,
                                             2001        2000
INCREASE (DECREASE) IN NET ASSETS       ------------ ------------
 Operations:
   Net investment loss ..............     $   (3,224)    $  (13,423)
   Realized net gain on investments..         16,191        332,356
   Unrealized appreciation
   (depreciation) ...................     (1,014,602)      673,860
                                          ----------     ----------
    Net increase (decrease) in net assets
      resulting from operations .....     (1,001,635)       992,793
                                          ----------     ----------
 Distributions to shareholders from (Note 1E):*
   Net investment income:
    Class A  ........................            ---            ---
    Class B  ........................            ---            ---
    Class C  ........................            ---            ---
    Class Y  ........................            ---            ---
   Realized gains on securities
    transactions:
    Class A  ........................       (371,677)      (166,703)
    Class B  ........................         (5,916)          (343)
    Class C  ........................         (1,071)           (57)
    Class Y  ........................         (2,529)        (1,037)
                                          ----------     ----------
                                            (381,193)      (168,140)
 Capital share transactions               ----------     ----------
   (Note 5) .........................        366,545        288,750
                                          ----------     ----------
      Total increase (decrease) .....     (1,016,283)     1,113,403
NET ASSETS
 Beginning of period  ...............      3,048,925      1,935,522
                                          ----------     ----------
 End of period ......................     $2,032,642     $3,048,925
                                          ===========     ==========
   Undistributed net investment loss         $(3,229)           $(5)
                                              ======           ====

                 *See "Financial Highlights" on pages 14 - 17.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
VANGUARD FUND
Class A Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                   For the
                       six        For the fiscal year ended
                   months                September 30,
                     ended   ------------------------------------
                    3-31-01    2000   1999    1998   1997    1996
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of period $14.17  $10.11 $ 7.50   $9.11  $8.77   $8.97
                     ------  ------ ------   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income (loss)....  (0.01)  (0.07) (0.02)   0.01   0.07    0.03
 Net realized and
   unrealized gain (loss)
   on investments ..  (4.24)   5.00   2.75    0.19   1.69    0.26
                     ------  ------ ------   -----  -----   -----
Total from investment
 operations  .......  (4.25)   4.93   2.73    0.20   1.76    0.29
                     ------  ------ ------   -----  -----   -----
Less distributions:
 From net investment
   income ..........  (0.00)  (0.00) (0.01)  (0.04) (0.06)  (0.04)
 From capital gains   (1.77)  (0.87) (0.11)  (1.77) (1.36)  (0.45)
                     ------  ------ ------   -----  -----   -----
Total distributions   (1.77)  (0.87) (0.12)  (1.81) (1.42)  (0.49)
                     ------  ------ ------   -----  -----   -----
Net asset value,
 end of period  ....  $8.15  $14.17 $10.11   $7.50  $9.11   $8.77
                     ======  ====== ======   =====  =====   =====
Total return* ...... -32.84%  50.91% 36.74%   3.76% 23.60%   3.59%
Net assets, end of
 period (in
 millions)  ........ $1,976  $2,979 $1,924  $1,426 $1,478  $1,291
Ratio of expenses
 to average net
 assets  ...........   1.09%** 1.04%  1.13%   1.10%  1.09%   1.09%
Ratio of net
 investment income (loss)
 to average net
 assets  ...........  -0.23%**-0.48% -0.22%   0.13%  0.86%   0.36%
Portfolio
 turnover rate  ....  69.60%  63.78% 83.67%  90.51%139.14%  57.10%

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
 **Annualized.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
VANGUARD FUND
Class B Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                            For the         period
                                six           from
                             months       10-4-99*
                              ended        through
                            3-31-01        9-30-00
                            -------        -------
Net asset value,
 beginning of period         $14.01         $10.43
                             -----          -----
Income (loss) from investment
 operations:
 Net investment loss          (0.05)         (0.03)
 Net realized and
   unrealized gain (loss)
   on investments ..          (4.20)          4.48
                             -----          -----
Total from investment
 operations  .......          (4.25)          4.45
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)
 From capital gains           (1.77)         (0.87)
                             -----          -----
Total distributions           (1.77)         (0.87)
                             -----          -----
Net asset value,
 end of period  ....          $7.99         $14.01
                             =====          =====
Total return .......         -33.26%         44.64%
Net assets, end of
 period (in
 millions)  ........            $37            $42
Ratio of expenses to
 average net assets            2.25%**        2.14%**
Ratio of net investment
 loss to average
 net assets  .......          -1.37%**       -1.49%**
Portfolio turnover
 rate  .............          69.60%         63.78%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
VANGUARD FUND
Class C Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                                           For the
                            For the         period
                                six           from
                             months       10-4-99*
                              ended        through
                            3-31-00        9-30-00
                            -------        -------
Net asset value,
 beginning of period         $14.01         $10.43
                             -----          -----
Income (loss) from investment
 operations:
 Net investment loss          (0.05)         (0.03)
 Net realized and
   unrealized gain (loss)
   on investments ..          (4.20)          4.48
                             -----          -----
Total from investment
 operations  .......          (4.25)          4.45
                             -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)
 From capital gains           (1.77)         (0.87)
                             -----          -----
Total distributions           (1.77)         (0.87)
                             -----          -----
Net asset value,
 end of period  ....          $7.99         $14.01
                             =====          =====
Total return .......         -33.26%         44.64%
Net assets, end of
 period (in
 millions)  ........             $6             $8
Ratio of expenses to
 average net assets            2.25%**        2.14%**
Ratio of net investment
 loss to average
 net assets  .......          -1.37%**       -1.49%**
Portfolio turnover
 rate  .............          69.60%         63.78%***

  *Commencement of operations.
 **Annualized.
***For the fiscal year ended September 30, 2000.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
VANGUARD FUND
Class Y Shares
For a Share of Capital Stock Outstanding Throughout Each Period:

                   For the
                       six        For the fiscal year ended
                     months              September 30,
                      ended--------------------------------------
                    3-31-01   2000   1999    1998   1997   1996
                    ------- ------- ------  ------ ------  ------
Net asset value,
 beginning of period $14.23  $10.13 $ 7.52   $9.12  $8.78   $8.97
                     ------  ------ ------   -----  -----   -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...  (0.00)  (0.05) (0.00)   0.03   0.09    0.07
 Net realized and
   unrealized gain
   (loss) on
   investments......  (4.26)   5.02   2.75    0.19   1.69    0.24
                     ------  ------ ------   -----  -----   -----
Total from investment
 operations ........  (4.26)   4.97   2.75    0.22   1.78    0.31
                     ------  ------ ------   -----  -----   -----
Less distributions:
 From net investment
   income...........  (0.00)  (0.00) (0.03)  (0.05) (0.08)  (0.05)
 From capital gains   (1.77)  (0.87) (0.11)  (1.77) (1.36)  (0.45)
                     ------  ------ ------   -----  -----   -----
Total distributions.  (1.77)  (0.87) (0.14)  (1.82) (1.44)  (0.50)
                     ------  ------ ------   -----  -----   -----
Net asset value,
 end of period .....  $8.20  $14.23 $10.13   $7.52  $9.12   $8.78
                     ======  ====== ======   =====  =====   =====
Total return ....... -32.77%  51.21% 36.94%   4.02% 23.87%   3.80%
Net assets, end of
 period (in
 millions)  ........ $14        $20    $12      $5     $5      $4
Ratio of expenses
 to average
 net assets  .......   0.83%*  0.82%  0.90%   0.91%  0.90%   0.91%
Ratio of net investment
 income (loss) to average
 net assets ........   0.03%* -0.26% -0.02%   0.33%  1.05%   0.69%
Portfolio
 turnover rate .....  69.60%  63.78% 83.67%  90.51%139.14%  57.10%

*Annualized.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 2001

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of .70% of net assets up to $1 billion, .65% of net assets over $1 billion up to $2 billion, .60% of net assets over $2 billion up to $3 billion and .55% over $3 billion. The Fund accrues and pays the fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3625 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $3,090,783. During the period ended March 31, 2001, W&R received $32,933 and $3,691 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $1,975,563 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The Fund paid Directors' fees of $42,894, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $1,791,814,739 while proceeds from maturities and sales aggregated $1,758,724,439. Purchases of short-term securities aggregated $1,525,459,800, while proceeds from maturities and sales aggregated $1,590,441,682. No U.S. Government securities were purchased or sold during the period ended March 31, 2001.

     For Federal income tax purposes, cost of investments owned at March 31, 2001 was $1,734,467,024, resulting in net unrealized appreciation of $293,138,788, of which $480,109,708 related to appreciated securities and $186,970,920 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $330,571,326 during its fiscal year ended September 30, 2000, which has been distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.

                            For the       For the
                         six months   fiscal year
                              ended         ended
                          March 31, September 30,
                               2001          2000
                       ------------  ------------
Shares issued from sale of shares:
 Class A  ............       13,124        40,923
 Class B .............        1,474         3,141
 Class C .............          380           601
 Class Y  ............          309           789
Shares issued from reinvestment of
 dividends and/or capital gains
 distribution:
 Class A  ............       33,796        14,266
 Class B .............          565            30
 Class C .............          102             5
 Class Y  ............          155            59
Shares redeemed:
 Class A  ............      (14,607)      (35,178)
 Class B .............         (455)         (169)
 Class C .............         (234)          (53)
 Class Y  ............         (265)         (528)
                             ------        ------
Increase in outstanding capital
 shares ..............       34,344        23,886
                             ======        ======
Value issued from sale of shares:
 Class A  ............     $142,372      $544,210
 Class B .............       15,786        41,800
 Class C .............        4,055         8,068
 Class Y  ............        3,356        10,414
Value issued from reinvestment of
 dividends and/or capital gains
 distribution:
 Class A  ............      356,891       162,065
 Class B .............        5,876           343
 Class C .............        1,066            57
 Class Y  ............        1,644           673
Value redeemed:
 Class A  ............     (154,580)     (468,905)
 Class B .............       (4,717)       (2,345)
 Class C .............       (2,410)         (728)
 Class Y  ............       (2,794)       (6,902)
                           --------      --------
Increase in outstanding
 capital  ............     $366,545      $288,750
                           ========      ========

NOTE 6 -- Options

     Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

     When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded, or in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. For the Fund, when a put written is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium.

     Transactions in call options written were as follows:

                               Number of        Premium
                               Contracts       Received
                               ---------       --------
     Outstanding at
       September 30, 2000         19,500     $2,681,250
     Options written                 ---            ---
     Options terminated
       in closing purchase
       transactions                  ---            ---
     Options exercised               ---            ---
     Options expired             (19,500)    (2,681,250)
                                   -----      ---------
     Outstanding at
       March 31, 2001                ---      $     ---
                                   =====      =========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Vanguard Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Vanguard Fund, Inc. (the "Fund") as of March 31, 2001, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 2000, and the financial highlights for the six-month period ended March 31, 2001, and for each of the five fiscal years in the period ended September 30, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Vanguard Fund, Inc. as of March 31, 2001, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 2000, and the financial highlights for the six-month period ended March 31, 2001, and for each of the five fiscal years in the period ended September 30, 2000, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
May 9, 2001

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin


OFFICERS
Robert L. Hechler, President
Daniel P. Becker, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.






FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1005SA(3-01)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.